EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Linda B. Bammann
Linda B. Bammann
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Alicia Boler Davis
Alicia Boler Davis
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Stephen B. Burke
Stephen B. Burke
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Todd A. Combs
Todd A. Combs
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ James S. Crown
James S. Crown
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ James Dimon
James Dimon
Director, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Timothy P. Flynn
Timothy P. Flynn
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Alex Gorsky
Alex Gorsky
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Mellody Hobson
Mellody Hobson
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Michael A. Neal
Michael A. Neal
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Phebe N. Novakovic
Phebe N. Novakovic
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Virginia M. Rometty
Virginia M. Rometty
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Elena Korablina
Elena Korablina
Managing Director and Firmwide Controller (Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of shares of Common Stock, par value $1.00 per share (“Common Stock”), and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Company’s long-term incentive plan and other employee stock incentive plans, employee stock purchase plan, qualified savings or thrift plan, non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Company or any of its subsidiaries may participate, or the registration of interests in any such plan or of other securities of the Company related to any such plan, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, and any and all amendments (including post-effective amendments) thereto, to be filed with the Commission with respect to such securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of May 31, 2023.

/s/ Jeremy Barnum
Jeremy Barnum
Executive Vice President and Chief Financial Officer (Principal Financial Officer)